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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934




Date of Report:            February 19, 1996
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                          TEXAS INDUSTRIES, INC.
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           (Exact Name of Registrant as Specified in its Charter)



                                 DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              1-4887                                   75-0832210
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   (Commission File Number)             (I.R.S. Employer Identification Number)


         1341 W. MOCKINGBIRD LANE   DALLAS, TEXAS                  75247
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         (Address of Principal Executive Offices)                (Zip Code)


                              (214) 647-6700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

     On February 16, 1996, Registrant mailed a notice to the holders of all holders outstanding $5 Cumulative Preferred Stock of Registrant (the "Preferred Stock") calling for the redemption of the Preferred Stock on March 29, 1996. A copy of such notice is attached hereto and incorporated herein as Exhibit 5.





                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEXAS INDUSTRIES, INC.



Date:     February 19, 1996            By:     /s/ ROBERT C. MOORE
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                                             Robert C. Moore
                                             Vice President & Secretary